                                 SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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                                        COMMISSION ONLY (AS PERMITTED BY
                                        RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


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

                           FIELDWORKS, INCORPORATED
                              7631 Anagram Drive
                            Eden Prairie, MN  55344

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             Monday, May 15, 2000
                                   3:00 p.m.


TO THE SHAREHOLDERS OF FIELDWORKS, INCORPORATED

     Notice is hereby given that the Annual Meeting of Shareholders of FieldWorks, Incorporated (the "Company") will be held on Monday, May 15, 2000, at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota at 3:00 p.m., Minneapolis, Minnesota time, for the following purposes:

     1.  To elect seven members of the Board of Directors.

     2. To approve an amendment to the 1996 Directors' Stock Option Plan to increase the number of shares issuable thereunder from 300,000 to 500,000.

     3. To transact such other business as may properly come before the meeting.

     Only holders of record of the Company's Common Stock and Preferred Stock at the close of business on March 29, 2000, will be entitled to receive notice of and to vote at the meeting or any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ David G. Mell

                              David G. Mell
                              President and Chief Executive Officer

Eden Prairie, MN
April 4, 2000



IMPORTANT - PLEASE MAIL YOUR PROXY CARD PROMPTLY
     In order that there may be a proper representation at the meeting, you are urged, whether you own one share or many, to complete, sign and mail your proxy.

                           FIELDWORKS, INCORPORATED
                              7631 Anagram Drive
                            Eden Prairie, MN 55344


                                PROXY STATEMENT
                        Annual Meeting of Shareholders
                              Monday May 15, 2000

     This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of FieldWorks, Incorporated (the "Company") for use at the Annual Meeting of Shareholders to be held on Monday May 15, 2000, at 3:00 p.m. Minneapolis time, at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, and any adjournments thereof (the "Annual Meeting"). Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited by mail and may also be solicited by directors, officers and employees of the Company without additional compensation for such services. This Proxy Statement and form of proxy enclosed are being mailed to shareholders on or about April 4, 2000.

     Those shares of the Company's Common Stock, $.001 par value (the "Common Stock") and those shares of the Company's Series B Convertible Participating Preferred Stock, $.001 par value, entitled to vote, on an as if converted basis (the "Preferred Stock"), represented by proxies in the form solicited will be voted in the manner directed by the holder of such shares, and, if no direction is made, such shares will be voted for the election of the nominees for director named in this Proxy Statement and for the approval of the other proposals discussed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "nonvote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such nonvote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter. Proxies may be revoked at any time before being exercised by delivery to the Secretary of the Company of a written notice of termination of the proxies' authority or a duly executed proxy bearing a later date.

     A copy of the Company's Annual Report for the fiscal year ended January 2, 2000, is being furnished to each shareholder with this proxy statement.

Only the holders of the Common Stock and Preferred Stock whose names appeared of record on the Company's books at the close of business on March 29, 2000, will be entitled to vote at the Annual Meeting. At the close of business on such date, a total of 8,894,426 shares of such Common Stock and 4,250,000 shares of such Preferred Stock were outstanding, each share being entitled to one vote.

                                   ITEM ONE

                             ELECTION OF DIRECTORS

Nominees

     The Company's Board of Directors currently has seven members: James A. Bernards, Richard J. Boyle, Robert D.D. Forbes, Marvin W. Goldstein, Michael E. Johnson, David C. Malmberg and David G. Mell. Each director serves until such director's successor shall have been elected and shall qualify or until such director's earlier death, resignation, removal or disqualification. The Board of Directors has nominated all seven current directors for reelection to the Board of Directors at the Annual Meeting.

     Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect Messrs. Bernards, Boyle, Forbes, Goldstein, Johnson, Malmberg and Mell. If a shareholder of record returns a proxy withholding authority to vote the proxy with respect to any of the nominees, then the shares of the Common Stock or Preferred Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee or nominees, but shall not be deemed to have been voted for such nominee or nominees. The election of each nominee requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares of Common Stock and Preferred Stock present at the Annual Meeting and entitled to vote for the election of directors or (2) 13,144,426 shares of Common Stock and Preferred Stock which represents a majority of the shares of Common Stock and Preferred Stock outstanding on the Record Date of March 29, 2000. Cumulative voting is not permitted in the election of directors. In the unlikely event that any of the nominees is not a candidate for election at the Annual Meeting, the persons named in the accompanying form of proxy will vote for such other person or persons as the Board of Directors may designate. The Board of Directors has no reason to believe that any nominee will not be a candidate for election.

     The following information is furnished with respect to each nominee and director:

                                        Principal occupation and business
     Name           Age                   experience for past five years
--------------      ---                   ------------------------------
James A. Bernards.........  52    Mr. Bernards has served as a director of the
                                  Company since January 1999. He is President of
                                  Brightstone Capital, Ltd., a venture fund and President of Facilitation, Inc., a business consulting services company. Mr. Bernards was a co-founder and President of the accounting firm Stirtz, Bernards, & Co. from 1981 to
                                  1993. He serves on the boards of directors of FSI International, Inc. and Health Fitness
                                  Inc. (public companies) and several other private companies.

                                          Principal occupation and business
     Name                   Age            experience for past five years
--------------              ---            ------------------------------
Richard J. Boyle..........  65    Mr. Boyle has been a director of the Company
                                  since February 2000. He is a director of Glenmount Investment, LLC, the general partner of Glenmount International, L.P., since
                                  February 1998. He has been a director and Chairman and Chief Executive Officer of
                                  Spinnaker Industries Inc., a manufacturer and marketer of adhesive-backed materials, since
                                  June 1994. Mr. Boyle also has served as a Managing Director of Boyle Fleming & Co.,
                                  Inc., an investment and management firm, since
                                  1993. From 1990 to 1992, Mr. Boyle was
                                  President and Chief Executive Officer of LTV
                                  Aerospace and Defense Company, a manufacturer of aircraft, missiles and specialty vehicles.
                                  He was Corporate Vice President, Marketing and
                                  Business Development of Honeywell Inc., a provider of products and systems for the industrial, building, space and marine markets from 1987 to 1990. Mr. Boyle is a director of several privately held companies.

Robert D. D. Forbes.......  50    Mr. Forbes has been a director of the Company
                                  since February 2000. He has been a director of Glenmount Investment, LLC, the general partner of Glenmount International, L.P., since
                                  February 1998. He was a founder of Glenmount
                                  International, L.P., and has been Managing
                                  Director of Glenmount, LLC, the manager of Glenmount International, L.P., since January
                                  1998. From 1995 to 1997, Mr. Forbes was Senior
                                  Vice President of BCE Capital Inc., a growth capital affiliate of Northern Telecom
                                  ("Nortel"). From 1989 to 1995, he was Vice
                                  President, Corporate Development of Derlan
                                  Industries Limited, an industrial technology company.

Marvin W. Goldstein.......  56    Mr. Goldstein has been a director of the
                                  Company since March 2000. He has been a
                                  private investor since 1997. From August 1995 through April 1997, Mr. Goldstein was Chairman of the Board, Chief Executive Officer and
                                  President of Pet Food Warehouse, Inc., a specialty retailer. From 1998 to 1999, he served in various positions at the Department
                                  Store Division of Dayton Hudson Corporation, including President and Chief Operating
                                  Officer, Chairman and Chief Executive Officer.
                                  He serves on the boards of directors of
                                  Buffet's Inc., A.R.C.A., Inc., Paper
                                  Warehouse, Inc., and Wilson's, the Leather
                                  Experts Inc., and several privately held companies.

                                           Principal occupation and business
    Name                     Age            experience for past five years
    ----                     ---            ------------------------------
Michael E. Johnson........   39     Mr. Johnson has been a director of the Company since
                                    February 2000.  He has been a director of Glenmount
                                    Investment, LLC, the general partner of Glenmount
                                    International, L.P., since February 1998.  He is a
                                    founder of Glenmount International, L.P., and has been
                                    Managing Director of Glenmount, LLC, the manager of
                                    Glenmount International, L.P., since January 1998.
                                    Mr. Johnson was the founder of Bainbridge Group, a law
                                    corporation, and served as its President and Chief
                                    Executive Officer from 1994 to 1998.   From 1990 to
                                    1994, he was counsel with Jones, Day, Reavis & Pogue,
                                    an international law firm.

David C. Malmberg.........   57     Mr. Malmberg has served as Chairman of the Board of
                                    Directors since January 1997 and as a director of the
                                    Company since October 1996.  From July 1998 until July
                                    1999, he also served as Chief Executive Officer of the
                                    Company. Since 1994, Mr. Malmberg has been President
                                    of David C. Malmberg, Inc., a management consulting
                                    and private investment management firm. From 1972 to
                                    1994 he served in various positions, including Vice
                                    Chairman, President and Chief Operating Officer, at
                                    National Computer Systems, Inc., a provider of
                                    information systems and services to the educational,
                                    commercial and financial markets. Mr. Malmberg is the
                                    Chairman of the Board of National City Bancorporation,
                                    Chairman of the Board of Three Five Systems, Inc. and
                                    serves on the board of directors of PPT/Vision, Inc.

David G. Mell.............   53     Mr. Mell has served as a director of the Company since
                                    September 1999.  Mr. Mell joined the Company as
                                    President and Chief Operating Officer in May 1999 and
                                    was named Chief Executive Officer of the Company in
                                    July 1999.  From 1996 to 1998, he was Vice President
                                    of Business Processes for Imation, a data storage and
                                    information management company spun off from 3M in
                                    1996.  From 1992 to 1996, Mr. Mell was Vice President
                                    and General Manager of the Data Storage Division of
                                    3M, serving the computer industry.

                                        Principal occupation and business
    Name                 Age              experience for past five years
    ----                 ---              ------------------------------

The following information is furnished with respect to other non-director executive officers:

Karen L. Engebretson     36        Ms. Engebretson has served as Chief Financial
                                   Officer and Vice President of Finance since
                                   July 1997. From May 1994 through June 1997, she was Chief Financial Officer and Controller at Empak, Inc. Prior to that time, Ms. Engebretson held various accounting positions at Honeywell and Alliant
                                   Techsystems since 1985.

Meetings

     During the fiscal year ended January 2, 2000, the Board of Directors of the Company held five meetings. All incumbent directors attended at least 75% of the meetings of the Board during the period they were members, and all incumbent directors attended at least 75% of those meetings of the committees of which they were members.

Committees

     The Board of Directors of the Company has an audit committee which met two times and a compensation committee which met three times during the fiscal year ended January 2, 2000. The audit committee reviews the Company's arrangements with its independent public accountants, the substance of the audits, financial reporting procedures and the internal controls of the Company. The Company's compensation committee determines policy with respect to compensation to executive management, specifically reviews the performance of and establishes the compensation to the Company's Chief Executive Officer, reviews compensation to officers, and administers the Company's stock-based employee benefit plans. Mr. Bernards has served on both the Audit and the Compensation Committees since his appointment to the Board of Directors in January 1999. Mr. Malmberg served on the Audit Committee during the full fiscal year ended January 2, 2000. Former director Richard J. York, who resigned in February 2000, served as a member of both the Audit and the Compensation Committees during the full fiscal year ended January 2, 2000. Mr. Boyle and Mr. Forbes have served on the Compensation Committee and Mr. Boyle and Mr. Johnson have served on the Audit Committee since their appointments to the Board of Directors in February 2000. The Company does not have a nominating or similar committee.

Director Compensation

     The Company does not currently pay any cash directors' fees. The Company may reimburse its outside directors for expenses actually incurred in attending meetings of the Board of Directors.

     Pursuant to the FieldWorks, Incorporated 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), each director who is not also an officer or employee of the Company automatically receives non-qualified options to purchase shares of Common Stock as follows: 25,000 shares (each an "Initial Grant") at the time of election to the Board of Directors, and

10,000 shares (each an "Annual Grant") at each re-election. All such options have an exercise price equal to the fair market value of a share of Common Stock on the day of grant and expire ten years after the date of grant. Initial Grants vest one third on the date of grant and one third on each of the first and second anniversaries of such date. Annual Grants vest in full six months from the date of grant.


Board of Directors' Recommendation and Vote Required
----------------------------------------------------


     The Board of Directors recommends a vote FOR Item One. The persons named in the accompanying proxy intend to vote the proxies held by them in favor of such nominees, unless otherwise directed. If no instruction is given, the accompanying proxy will be voted for such election. The affirmative vote requires the greater of (1) a majority of the voting power of the shares of Common Stock and Preferred Stock present at the Annual Meeting and entitled to vote for the election of directors or (2) 6,572,214 shares of Common Stock and Preferred Stock is required for the election of each director.

EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. In this regard, the role of the Compensation Committee, which is comprised entirely of outside, non-employee directors, is to review and approve salaries and other compensation of the executive officers of the Company on behalf of the Board of Directors and the shareholders. The Committee also oversees the 1994 Long Term Incentive and Stock Option Plan and the Company's other incentive compensation programs.

Compensation Philosophy and Objectives

     The Company is committed to attracting, hiring, motivating and retaining an experienced management team that can successfully develop and market the Company's products, solutions and services. The Compensation Committee aligns its compensation plan for executive management to the attainment of Company-wide and individual performance objectives. The Committee annually reviews and evaluates the Company's corporate performance, compensation levels and equity ownership of its executive officers. The Committee strives to establish competitive levels of compensation that are consistent with the Company's annual and long-term performance goals, that are appropriate for each officer's scope of responsibility, that recognize individual achievements and that will attract and retain the highest-quality personnel possible. The Committee also strives to provide an incentive to such executives to focus on the Company's strategic goals by aligning their financial interests closely with shareholder interests.

     The Company's compensation program has three primary components: base salary, cash incentive compensation and long-term incentive compensation in the form of stock options. The ultimate composition of executive compensation reflects the Company's goals of attracting and retaining highly-qualified personnel and supporting a performance-oriented environment that rewards both corporate and personal long-term performance. In general, stock option grants are used to enhance the competitiveness of compensation packages, to reward exceptional performance and provide incentive for reaching performance goals. The Compensation Committee believes that the use of stock options is important to align the interests of the officers with the interests of the shareholders and as such, the substantial majority of stock options vest in accordance with stock performance.

Base Salary

     Annual base salaries are established as a result of the Committee's analysis of each executive officer's individual performance, the overall performance of the Company, the experience of the executive officer and market comparisons. The Committee also believes that executive salaries must be competitive to attract and retain key individuals. In this regard, salaries for officers are based on experience level and are intended to be competitive with salaries paid to executives in similar positions at other comparable industry companies. By augmenting base salary with equity-based compensation, the Company seeks to attract and retain quality management personnel.

Cash Incentive Compensation

     The Compensation Committee establishes an executive cash bonus plan annually. The bonus plan assigns to each executive, based upon the Committee's determination of the size of bonus appropriate for the position held by the executive, a bonus target based upon Company profitability and the attainment of specific objectives.

Stock Incentive Compensation

     The Committee believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management and shareholders' interests. Stock options are granted to executives at the time of hire. In determining the number of shares subject to stock option grants, the Committee takes into consideration the job responsibilities, experience and contributions of the individual, as well as recommendations of the Chief Executive Officer, and determines an appropriate amount. The stock options give the holder the right to purchase shares of the Common Stock over a five to seven year period. All of the grants made during fiscal 1999 were made at option prices equal to the fair market value of the Common Stock on the dates of grant. Therefore, the stock options have value only if the stock price appreciates from the value on the date the options were granted. This design is intended to focus executives on the enhancement of long-term shareholder value and to encourage equity ownership in the Company. Options are also subject to vesting provisions directly related to stock price performance. Additional options may be granted from time to time based on individual performance, increased job responsibilities and the prior level of grants.

Stock Option Repricing

     The policy of the Committee historically has been to grant stock options to employees of the Company with an exercise price equal to the fair market value of the underlying stock on the date of grant. Accordingly, the stock options provide value to employees who are granted options only when the price of the Company's stock increases above the price on the date of grant.

     On August 4, 1999, a resolution was adopted by Compensation Committee to grant repriced incentive stock options to all non-director employees for all outstanding incentive stock options. The existing options were cancelled and reissued at an exercise price of $1.25 which represented the fair market value of the underlying stock on that date. The vesting schedule of all repriced options was changed on November 30, 1999, to provide graduated vesting in accordance with stock price performance with 34% vesting when the Company's stock price sustains an average closing price of $2.50 per share for 40 consecutive days, 33% vesting when the Company's stock price sustains an average closing price of $3.75 per share for 40 consecutive days and 33% vesting when the Company's stock price sustains an average closing price of $5.00 per share for 40 consecutive days.

     The Compensation Committee's action was taken in response to the decline in the market price of the Company's stock during the preceding months which had minimized the incentive value of options with higher exercise prices. The decision to reprice was based upon numerous factors including concern over the loss of employee incentives, the resulting turnover of skilled employees and the negative impact these events could have on the Company's operating results and financial condition. The Compensation Committee determined that the repriced options provided appropriate long-term incentive for employees. However, the Compensation Committee did not replace or reprice outstanding director stock options or non-incentive stock options.

     At its January 12, 2000, meeting, the Financial Accounting Standards Board
(FASB) reached tentative conclusions regarding the effective date and transition for its proposed Interpretation, Accounting for Certain Transactions involving Stock Compensation. The FASB has set December 15, 1998, as the tentative reference date for stock option repricing. As the Company repriced outstanding options on August 4, 1999, after the tentative reference date, variable award accounting will apply prospectively from the effective date of July 1, 2000.

CEO Compensation

     The determination of the Chief Executive Officer's salary, bonus and grants of stock options followed the policies set forth above for all executives' compensation.

     During 1999, Mr. David C. Malmberg was Chief Executive Officer until July 31, 1999. Compensation for Mr. Malmberg for 1999 is set forth in the table below.

     Mr. David G. Mell was named Chief Executive Officer in addition to his role
as President of the Company on July 31, 1999.   The annual base salary, annual
cash bonus and stock option grant for Mr. Mell was determined by the Compensation Committee.

     Annual compensation is summarized in the following table. Compensation for subsequent years will be determined by the Compensation Committee.


                                    James A. Bernards
                                    Richard J. Boyle
                                    Robert D.D. Forbes

Summary Compensation Table

     The following table sets forth the cash and non-cash compensation for the last three fiscal years awarded to or earned by Gary J. Beeman, Chief Executive Officer through March 1997, Ronald E. Lewis, Chief Executive Officer from March 1997 through June 1998, David C. Malmberg, Chief Executive Officer of the Company from July 1998 through July 1999, David G. Mell, Chief Executive Officer of the Company from July 1999 to present, Karen L. Engebretson, Vice President and Chief Financial Officer and Robert C. Szymborski, Vice President of the Company, the only two other executive officers whose salary and bonus earned in the fiscal year ended January 2, 2000, exceeded $100,000 for services rendered (the "Named Executive Officers").

                                                                                     Long-Term        All Other
                                           Annual Compensation                      Compensation     Compensation
                               -------------------------------------------------   --------------   --------------
     Name                                                                Other
     and                                                                 Annual
   Principal                   Fiscal                                    Compen-
   Position                     Year       Salary        Bonus          sation(1)      Options            Other
--------------------------------------------------------------------------------------------------------------------
David G. Mell (2)               1999       $ 91,731    $21,750(3)          --          200,000          $19,046(4)
President and Chief             1998             --         --             --               --               --
Executive Officer               1997             --         --             --               --               --

David C. Malmberg (5)           1999         53,436         --             --          140,000(6)            63(7)
Chief Executive Officer         1998         30,000         --             --          290,000(6)            42(7)
                                1997             --         --             --               --           30,000(8)

Ronald E. Lewis (9)             1999             --         --             --               --           18,058(10)
President and Chief             1998         77,523        235(11)      4,350               --           75,865(10)
Executive Officer               1997         96,923     50,142(12)      3,600          250,000              185(7)

Gary J. Beeman  (13)            1999        140,000         --          5,400               --               84(7)
Vice President                  1998        140,000        235(11)      5,400               --            2,997(14)
                                1997        145,385     25,142          5,850               --              185(7)

Robert C. Szymborski            1999        140,000         --          5,400               --            2,992(14)
Vice President  (15)            1998        140,000        235(11)      5,400               --            2,989(14)
                                1997        145,385     25,142          5,850               --              185(7)

Karen L. Engebretson            1999        100,000      8,285(3)          --           50,000            2,084(14)
Vice President and              1998         90,742        235(11)         --               --            2,189(14)
Chief Financial Officer         1997         36,351      9,155(16)         --           30,000               77(7)

(1)  Represents payment of automobile allowance.

(2) Mr. Mell joined the Company as President in May 1999 and was named Chief Executive Officer in July 1999.

(3)  Bonus paid in 2000 for 1999 performance.

(4) Represents $17,500 paid to Mr. Mell for consulting services prior to becoming an employee, $1,500 for 401K Company match and $46 in premiums paid by the Company on life insurance polices for the benefit of Mr. Mell.


(5)  Mr. Malmberg was Chief Executive Officer from July 1998 through July 1999.

(6) Mr. Malmberg was granted 140,000 non-incentive stock options in July 1999 upon his resignation as Chief Executive Officer in lieu of the cancellation of 290,000 stock options which were issued in 1998.

(7) Represents premiums paid by the Company on life insurance policies for the benefit of the respective executive officer.

(8) Represents the payments made to Mr. Malmberg based on his 1997 consulting agreement with the Company prior to becoming an employee.

(9) Mr. Lewis joined the Company as President in April 1997 and was named Chief Executive Officer in March 1998. Mr. Lewis resigned in July 1998.

(10) Represents the severance package paid to Mr. Lewis after his resignation in July 1998.

(11) Represents prorata share of an all-employee bonus for company-wide objectives relating to unit shipments and quality which was paid in 1998.

(12) Includes $50,000 bonus paid in 1998 for 1997 performance.

(13) Mr. Beeman was Chief Executive Officer until March 1998.

(14) Represents the 401K Company match and premiums paid by the Company on life insurance policies for the benefit of the respective executive officer.

(15) Mr. Szymborski resigned from the Board of Directors in February 2000.

(16) Bonus paid in 1998 for 1997 performance.

Stock Options

  The following table sets forth information with respect to options granted to the Named Executive Officers in the fiscal year ended January 2, 2000:

Option Grants in Fiscal Year 1999                                                           Potential Realizable
                                                                                              Value at Assumed
                                                                                                   Annual
                                           % of Total                                        Rates of Stock Price
                            Options      Options Granted   Exercise                            Appreciation for
                            Granted       to Employees    Price Per        Expiration           Option Term (1)
     Name                     (#)           In 1999         ($/Sh)            Date            5%($)        10%($)
     ----                 ------------      -------        ---------          ----           -------       ------
David G. Mell               200,000(2)       13.0%            1.25            8/4/06         101,775      237,180
David C. Malmberg           140,000(3)         --            $1.25           7/30/06        $ 71,245     $166,025
Ronald E. Lewis                  --            --               --                --              --           --
Gary J. Beeman                   --            --               --                --              --           --
Robert C. Szymborski             --            --               --                --              --           --
Karen L. Engebretson         50,000(4)        3.3%            1.25            8/4/06          25,445       59,295

(1) The amounts in these columns represent the realizable value of the subject options at the expiration date, without discounting to present value, assuming appreciation in the market value of the Company's common stock from the market price on the date of grant at the rates indicated. The 5% and 10% rates are based on rules of the Securities and Exchange Commission (the "SEC") and do not represent the Company's estimate or projection of the Company's future stock prices. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table may not be achieved.

(2) 25% of these options vested on August 4, 1999. These options will vest in full on March 4, 2006 subject to accelerated vesting in cumulative 25% increments based upon the Company's stock performance.

(3)  100% vested on July 30, 1999.   Following his resignation as Chief
     Executive Officer, Mr. Malmberg was granted 140,000 non-incentive stock options for duties performed under his consulting agreement entered into between the Company and Mr. Malmberg.

(4) 40% of these options vested on July 30, 1999. These options will vest in full on March 2, 2006 subject to accelerated vesting in cumulative 20% increments based upon the Company's stock performance.

          The following table sets forth information with respect to the exercise of options during fiscal year 1999 and the value of options held by the Named Executive Officers as of January 2, 2000:

Aggregated Option Exercises in Fiscal Year 1999 and Fiscal Year End Option Values

                                                         Number of Shares                   Value of Unexercised
                                                      Underlying Unexercised                In-the-Money Options
                     Shares                           Options at End of 1999                  at End of 1999 (1)
                    Acquired       Value              ----------------------                  ------------------
  Name             on Exercise    Realized       Exercisable         Unexercisable        Exercisable    Unexercisable
--------           -----------    --------       -----------         -------------        -----------    -------------
David G. Mell           --           --            50,000               150,000              --(2)              --
David C. Malmberg       --           --           245,000                50,000              --(2)              --
Ronald E. Lewis         --           --                --                    --              --                 --
Gary J. Beeman          --           --            50,000                    --              --(2)              --
Robert C. Szymborski    --           --            50,000                    --              --(2)              --
Karen Engebretson       --           --            20,000                60,000              --(2)              --

(1) Represents the difference between the closing price of the Company's Common Stock as reported on the NASDAQ National Market on December 31, 1999, and the exercise price of the options.
(2) On December 31, 1999, the closing price of the Company's Common Stock was less than the exercise price of the options.


Long-Term Incentive Plan Awards

     Other than its 1994 Stock Option Plan, the Company does not maintain any long-term incentive plans.

Employment Agreements

     Gary J. Beeman, Founder and Vice Chairman of the Board, entered into a Founders Non-Competition and Non-Solicitation Agreement on November 19, 1999. The Agreement provides that upon any termination of employment by the Company without good cause or upon any voluntary resignation of Mr. Beeman after the six month anniversary date of the agreement, Mr. Beeman shall be entitled to receive his base salary (at the level in existence immediately prior to such termination) for a period of twelve months after such termination, subject to compliance with the provisions of the Agreement. For a period of twelve months after termination of Mr. Beeman's employment with the Company (whether as a result of resignation, termination by the Company for good cause or termination by the Company without good cause), Mr. Beeman agrees to comply with the non-compete and non-solicitation provisions of the agreement. Mr. Beeman currently receives an annual base salary of $140,000.

     Robert C. Szymborski, Founder of the Company, entered into a Memo of Understanding and Agreement and a Founders Non-Competition and Non-Solicitation Agreement on November 18, 1999. The Memo of Understanding and Agreement provides for salary and automobile allowance continuation through December 31, 2000, if Mr. Szymborski's employment is terminated by the Company for reasons
other than cause.   Mr. Szymborski's  year 2000 annual base salary is $75,000
and he receives a monthly automobile allowance of $450. Beginning January 1, 2001, Mr. Szymborski is eligible to receive salary continuation in accordance with the terms and conditions of the Founders Non-Competition and Non-Solicitation Agreement. The Agreement provides that upon any termination of employment by the Company without good cause or upon any voluntary resignation of Mr. Szymborski after the six month anniversary date of the agreement, Mr. Szymborski shall be entitled to receive his base salary (at the level in existence immediately prior to such termination) for a period of twelve months after such termination, subject to compliance with the provisions of the Agreement. For a period of twelve months after termination of Mr. Szymborski's employment with the Company (whether as a result of resignation, termination by the Company for good cause or termination by the Company without good cause), Mr. Szymborski agrees to comply with the non-compete and non-solicitation provisions of the agreement.

Shareholder Return

     The graph set forth below compares the cumulative total shareholder return on the Common Stock of the Company since March 20, 1997 (the first date of trading following the Company's initial public offering) with the cumulative total return on the NASDAQ National Market Index and the NASDAQ Computer Index. In each case, the cumulative return is calculated assuming an investment of $100 on March 20, 1997, and reinvestment of all dividends.

                             [GRAPH APPEARS HERE]

                    Percentage Change In Shareholder Return

                             March 20, 1997     January 4, 1998     January 3, 1999      January 2, 2000
                             --------------     ---------------     ---------------      ---------------
FieldWorks, Inc.                 $100.00             $ 85.42             $ 46.88              $ 20.32
NASDAQ Composite                  100.00              122.39              171.64               319.03
 Index
NASDAQ Computer                   100.00              140.00              218.83               448.84
 Index

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

     The following table sets forth, as of March 28, 2000 information regarding the ownership of Common Stock and Preferred Stock by (i) each director/nominee,
(ii) each Named Executive Officer, (iii) all directors and executive officers (including the Named Executive Officers) as a group, and (iv) any other shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock and Preferred Stock. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.


                                                                Shares Beneficially Owned
                                                             ----------------------------
 Name and Address of Beneficial Owner                        Number(1)            Percent
-----------------------------------------------------------------------------------------
Industrial-Works Holding Co., LLC (2)................        4,350,000              32.8%
Robert C. Szymborski (3).............................          845,416               6.4
Gary J. Beeman (4)...................................          458,152               3.5
David C. Malmberg (5)................................          278,900               2.1
Marvin W. Goldstein (6)..............................          203,325               1.5
David G. Mell (7)....................................           76,500                 *
James A. Bernards (8)................................           64,175                 *
Karen L. Engebretson (9).............................           26,500                 *
Richard J. Boyle (10)................................            8,325                 *
Robert D.D. Forbes (10)..............................            8,325                 *
Michael E. Johnson (10)..............................            8,325                 *

All executive officers and directors as a............        1,977,943              14.4
 group (9 persons)

_______________
*  Less than 1%.

(1) Beneficial ownership is determined in accordance with rules of the SEC, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock and Preferred Stock subject to options or warrants currently exercisable or exercisable within 60 days of March 7, 2000 are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company believes that the persons named in this table, based on information provided by such persons, have sole voting and investment power with respect to the shares of Common and Preferred Stock indicated.

(2) Includes 100,000 shares of Common Stock issuable upon exercise of warrants. Industrial-Works Holding Co., LLC, a wholly-owned subsidiary of Glenmount International, L.P., is located at 19200 Von Karman Avenue, Suite 400, Irvine, CA 92612-1540. Mr. Richard J. Boyle, Mr. Robert D.D. Forbes and Mr. Michael E. Johnson are Directors of Glenmount International, L.P., and disclaim beneficial ownership of this investment.

(3) Includes 50,000 shares of Common Stock issuable pursuant to currently exercisable options and 12,500 shares of Common Stock issuable upon exercise of warrants.

(4) Includes 50,000 shares of Common Stock issuable pursuant to currently exercisable options.

(5) Includes 245,000 shares of Common Stock issuable pursuant to currently exercisable options and 10,000 shares of Common Stock issuable upon exercise of warrants.

(6) Includes 8,325 shares of Common Stock issuable pursuant to currently exercisable options and 65,000 shares of Common Stock issuable upon exercise of warrants.

(7) Includes 50,000 shares of Common Stock issuable pursuant to currently exercisable options and 12,500 shares of Common Stock issuable upon exercise of warrants.

(8) Includes 39,175 shares of Common Stock issuable pursuant to currently exercisable options.

(9) Includes 20,000 shares of Common Stock issuable pursuant to currently exercisable options.

(10) Includes 8,325 shares of Common Stock issuable pursuant to currently exercisable options. See also Note 1.


SECTION 16 REPORTING

   Under federal securities laws, the Company's directors and officers, and any beneficial owner of more than 10% of a class of equity securities of the Company, are required to report their ownership of the Company's equity securities and any changes in such ownership to the SEC and the securities exchange on which the equity securities are registered or traded. Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any delinquent filing of such reports and any failure to file such reports during the fiscal year ended January 2, 2000. Based on information contained in their Forms 3, 4 and 5, all directors, officers and beneficial holders of 10% of the Company's securities timely filed such reports during the fiscal year ended January 2, 2000.

                                   ITEM TWO

              PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S
                      1996 DIRECTORS' STOCK OPTION PLAN,
                 AS AMENDED TO DATE (THE "PLAN"), TO INCREASE
                       THE NUMBER OF SHARES SUBJECT TO
                       THE PLAN FROM 300,000 TO 500,000.

   The Board of Directors and the shareholders of the Company authorized and adopted the FieldWorks, Incorporated 1996 Directors' Stock Option Plan (as amended to date, the "Plan") in January of 1997. Under the Plan, each non-employee director automatically receives options to purchase shares of Common Stock of the Company as follows: 25,000 shares at the time of election to the Board of Directors and 10,000 shares at each re-election. None of the options under the Plan is an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The Plan initially authorized the Company to grant options to purchase up to an aggregate of 300,000 shares of Common Stock.

   The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining experienced and knowledgeable non-employee directors capable of providing strategic direction to, and assuring the future success of, the Company; to offer such non-employee directors incentives to put forth maximum efforts for the long-term success of the Company's business; and to afford them an opportunity to acquire proprietary interests in the Company, thereby aligning the interests of such directors with those of the Company's shareholders.

   As of March 28, 2000, the Company had granted options to purchase 250,000 shares of Common Stock under the Plan. Therefore, under the terms of the Plan, the Company would be able in the future to grant options to purchase no more than 25,000 additional shares of Common Stock. The Company's management believes that due to expanding the Board of Directors and continuing to provide incentive to retain non-employee directors that the Company be able to grant a greater number of options to its non-employee directors. As a result, on February 7, 2000, the Board of Directors authorized an increase in the number of shares of Common Stock that may be granted under the Plan from 300,000 shares to 500,000, subject to shareholder approval of such amendment. The closing price of a share of Common Stock as reported by the NASDAQ National Market on March 20, 2000, was $2.375; based on such price the aggregate market value of the additional shares which may be issued under the Plan pursuant to the proposed amendment was $475,000.

   Item Two approves the action of the Board of Directors in amending the Plan to increase the number of shares of Common Stock as to which options may be granted under the Plan. If not approved, the aggregate number of shares of Common Stock available under the Plan will remain 300,000.

   The following is a summary of the Plan that is qualified in its entirety by reference to the actual text of the Plan, which is included as Attachment A.

   The Plan allows awards of stock options to non-employee directors of the Company. The awards are more fully described below.

   The option price is 100% of the fair market value of a share of Common Stock on the date of grant of the option. The fair market value per share is the closing price on the NASDAQ National Market System on the date of grant of the option.

   Options granted to non-employee directors upon the date such directors first become members of the Board of Directors are exercisable in three equal annual installments with the first one-third vesting on the date of grant and the two remaining installments vesting on the first and second anniversary of such grant. Options granted to non-employee directors who have served on the Board of Directors since the last regular meeting of shareholders of the Company and will continue to serve after the date of grant of such options become exercisable six months subsequent to the date of grant.

   In the event of changes in the Company's capitalization, including a merger, consolidation, reorganization, recapitalization, dividend, stock split, or other change in the corporate structure, adjustments in the Plan and outstanding options shall be made by the Board of Directors if it determines an adjustment to be appropriate. The aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and the amount payable upon exercise of outstanding options may be adjusted.

   Generally, there is no taxable income to a participant in the Plan as a result of the grant of an option. Upon exercise of such an option, the difference between the exercise price and the fair market value at the time of exercise will be subject to taxation as ordinary income.

   When an option holder sells shares acquired by the exercise of an option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss.

Board of Directors' Recommendation and Vote Required
----------------------------------------------------


   The Board of Directors recommends a vote FOR Item Two. Approval of the amendment to the Plan requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares of Common Stock and Preferred Stock present at the Annual Meeting and entitled to vote or (2) 6,572,214 shares of Common Stock and Preferred Stock.

   Proxies solicited by the Board of Directors will be voted FOR Item Two unless shareholders specify otherwise on their proxy cards.

INDEPENDENT PUBLIC ACCOUNTANTS

   Arthur Andersen LLP has served as the Company's independent public accountants since 1993 and has been selected to serve as the Company's independent public accountants for the fiscal year ending December 31, 2000. Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

GENERAL

   The Board of Directors of the Company does not know of any matters other than those described in this Proxy Statement which will be acted upon at the Annual Meeting. In the event that any other matters that are proposed after April 16, 2000, properly come before the meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matters.

DOCUMENTS INCORPORATED BY REFERENCE

     The following portions of the Company's Annual Report to Shareholders are incorporated herein by reference:

     (a) Management's Discussion and Analysis of Financial Condition and Results of Operations; and

     (b)  Form 10-K for the year ended January 2, 2000.


SHAREHOLDER PROPOSALS

   Any proposal by a shareholder to be presented at the annual meeting of shareholders to be held in 2001 which the shareholder intends to request be included in the Company's proxy statement must be received at the Company's principal executive offices, 7631 Anagram Drive, Eden Prairie, MN 55344 before December 10, 2000. Any other proposals to be presented at the annual meeting of shareholders to be held in 2001 must be received in writing at the Company's principal executive offices, 7631 Anagram Drive, Eden Prairie, MN 55344 not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed to shareholders. Any such notice must contain the specific information required by the Company's Bylaws, a copy of which will be provided to any shareholder upon written request.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ DAVID G. MELL


                              David G. Mell
                              President and Chief Executive Officer

Dated: April 4, 2000

                                 ATTACHMENT A
                           FIELDWORKS, INCORPORATED
               SUMMARY OF THE 1996 DIRECTORS' STOCK OPTION PLAN
                          (As proposed to be amended)

          This Plan shall be know as the "FieldWorks, Incorporated 1996 Directors' Stock Option Plan" and is hereinafter referred to as the "Plan". The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining experienced knowledgeable non-employee directors capable of providing strategic direction to, and assuring the future success of, the Company; to offer such non-employee directors incentives to put forth maximum efforts for the long-term success of the Company's business; and to afford them an opportunity to acquire proprietary interests in the Company, thereby aligning the interests of such directors with those of the Company's shareholders.

          Under the Plan, each non-employee director automatically receives options to purchase shares of Common Stock of the Company as follows: 25,000 shares at the time of election to the Board of Directors and 10,000 shares at each re-election. None of the options under the Plan is an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          The option price for shares of Common Stock subject to an option is 100% of the fair market value of a share of Common Stock on the date of grant of the option. Determinations of fair market value under the Plan are made in accordance with methods and procedures established from time to time by the Board of Directors. However, if there is a public market for the Common Stock, the fair market value per share is the closing price of the Common Stock in the over-the-counter market on the date of grant or, if the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per share is the closing price on such system or exchange on the date of grant of the option.

          Options may be exercised upon written notice to the Company and by payment in full of the exercise price, either by check payable to the Company, in shares of Common Stock, or in any combination thereof. The term of each option is ten years.

          If a non-employee director ceases to serve as a director of the Company, such director may exercise his or her options to the extent he or she was entitled to exercise such options at the date of cessation of service, or if such non-employee director does not exercise such option (which he or she was entitled to exercise) within the term of such option, the option will terminate. However, if a non-employee director dies during the term of an option, and at the time of death was serving as a director and had been so serving since the grant of the option, the option may be exercised by such director's estate or by a person acquiring the right by bequest or inheritance (but only to the extent of the right to exercise that would have accrued had the director continued living and remained serving as a director for six months after the date of death). If a director's death occurs within thirty (30) days after the cessation of such director's service on the Board of Directors, then the option may be exercised by such director's estate or be a person who acquired the right by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of cessation of such director's service on the Board of Directors.

     Options granted to non-employee directors upon the date such directors first become members of the Board of Directors are exercisable in three equal annual installments with the first one-third vesting on the date of grant and the two remaining installments vesting on the first and second anniversary of such grant. Options granted to non-employee directors who have served on the Board of Directors since the last regular meeting of shareholders of the Company and will continue to serve after the date of grant of such options become exercisable six months subsequent to the date of grant.

     The aggregate number of shares of the Company's Common Stock which may be issued under all options granted pursuant to the Plan is 500,000 (subject to adjustment upon certain changes in the Company's capitalization as described below). If any shares of Common Stock subject to any option are not purchased or are forfeited, or if any option terminates without the delivery of shares, the shares previously used for such options will be available for future awards under the Plan.

     If there is any change in the capitalization of the Company through merger, consolidation, reorganization, recapitalization, dividend or other distribution (whether in the form of cash, shares of Common Stock, securities or other property), stock split or other change in the corporate structure, adjustments in the Plan and outstanding options shall be made by the Board of Directors if it determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Such adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and the amount payable upon exercise of outstanding options.

     No option under the Plan is transferable by an optionee other than by will or the laws of descent and distribution. Options are exercisable during an optionee's lifetime only by the optionee.

     The Board of Directors may amend or discontinue the Plan at any time. No amendment of the Plan, however, may, without the approval of the shareholders, be made that, absent such approval, would cause Rule 16b-3 under the Exchange Act or Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") to become unavailable with respect to the Plan or would violate the rules or regulations of the NASDAQ National Market, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable the Company.

     The Plan terminates on January 20, 2007, and no awards may be made after that date.

     The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

     The descriptions contained herein of the Plan and the awards thereunder do not purport to be complete, and reference is made to the Plan and the award agreements thereunder, and any amendments thereto, for a full statement of the terms and provisions thereof.

RESALE AND OTHER RESTRICTIONS


     Non-employee directors of the Company will, in order to resell any shares of the Company's capital stock acquired by them upon exercise of options granted to them under the Plan, be required either to observe the resale limitations of Rule 144 of the Securities Act of 1933, as amended (the "Securities Act"), or to offer their shares for resale through the use of a "reoffer prospectus" filed by the Company on their behalf pursuant to applicable rules and regulations of the Securities and Exchange Commission.

     Non-employee directors of the Company are also subject to the share ownership reporting and short-swing trading liability rules promulgated under
Section 16 of the Exchange Act and, therefore, each director receiving options under the Plan should consult with legal counsel prior to selling any shares of capital stock, including shares acquire pursuant to the exercise of options under the Plan.


FEDERAL INCOME TAX MATTERS


     Due to the complexity of the applicable provisions of the Code, this Prospectus only sets forth the general tax principles affecting options which may be granted under the Plan. The general tax principles discussed below are based on current federal income tax laws and regulations and are subject to change that may be brought about by subsequent legislation or by regulations and administrative interpretations and rulings, any of which may be applied on a retroactive basis. Non-employee directors receiving options may be subject to state or local income taxes and should refer to the applicable laws in those jurisdictions. Each non-employee director receiving an option should consult his or her own tax counsel on questions regarding tax liability upon the receipt or exercise of an option or the subsequent disposition of shares received upon exercise or otherwise. The Plan is not qualified under Section 401 of the Code.

     Generally, there is no taxable income to a participant in the Plan as a result of the grant of an option. Upon exercise of such an option, the difference between the exercise price and the fair market value at the time of exercise will be subject to taxation as ordinary income. The Company is not entitled to a tax deduction upon grant of an option but is entitled to a tax deduction equal to the employee's taxable income realized upon exercise of the option.

     If the optionholder purchases Common Stock for cash, the optionholder's original tax basis in the shares received will be equal to the sum of the option price for the shares plus the amount which the optionholder is required to recognize as income as a result of the exercise of the option. If the optionholder purchases shares by tendering other shares of the Common Stock of the Company then owned by the optionholder, the optionholder will not recognize gain or loss on the tendered shares, but the optionholder's original tax basis for an equal number of acquired shares will be the same as the optionholder's adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to the sum of the amount paid in cash, if any, plus any amount which the optionholder is required to recognize as income as a result of the exercise of the option.

     When an optionholder sells shares acquired by the exercise of an option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss. If, as usually is the case, the Common Stock is a capital asset in the hands of the optionholder, such gain will be short-term or long-term capital gain, depending upon whether the holding period for such shares is more or less than one year.

     An optionholder's holding period for shares acquired by exercising such an option, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, depending upon whether the holding period is more or less than one year, shall begin at the time of the exercise of the option, except that the optionholder's holding period for acquired shares having the same basis as tendered shares shall include the period during which the tendered shares were held if, as usually is the case, the Common Stock is a capital asset in the hands of the holder.

                            FIELDWORKS, INCORPORATED

                                 ANNUAL MEETING

                              Monday, May 15, 2000
                             3:00 p.m. Central Time

                        Minneapolis Marriott, Southwest
                               5801 Opus Parkway
                             Minnetonka, Minnesota


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -



FIELDWORKS, INCORPORATED
7631 Anagram Drive, Eden Prairie, MN 55344                                 Proxy
--------------------------------------------------------------------------------


          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints David G. Mell and Karen L. Engebretson, and each of them, with full power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Fieldworks, Incorporated to be held on May 15, 2000, and at all adjournments thereof, as specified below on the matters referred to, and, in their discretion, upon any other matters which may be brought before the meeting:

If no choice is specified, the proxy will be voted "FOR" each item.




                      See reverse for voting instructions.

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided.

                               Please detach here
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          The Board of Directors Recommends a Vote FOR Items 1 and 2.

1. Election of directors:
   01 James A. Bernards    04 Marvin W. Goldstein
   02 Richard J. Boyle     05 Michael E. Johnson
   03 Robert D.D. Forbes   06 David C. Malmberg
                           07 David G. Mell

                                        [_] Vote FOR      [_] Vote WITHHELD
                                            all nominees      from all nominees

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(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve an amendment to the Company's 1996 Directors' Stock Option Plan (the "Plan") increasing the number of shares subject to the plan from 300,000 to 500,000.
                                     [_]  For     [_]  Against     [_]  Abstain

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH ITEM.

Address Change? Mark Box   [_] Indicate changes below:

                                              Date______________________________



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                                    Signature(s) in Box Please sign exactly as
                                    your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.